Exhibit 99.1

For Immediate Release

ITC HOLDINGS CORP. CHIEF FINANCIAL OFFICER RESIGNS

Rejji P. Hayes appointed Interim CFO

Novi, MI, May 21, 2014 / PR Newswire / — ITC Holdings Corp. (NYSE: ITC) announced today that Cameron Bready, executive vice president and CFO, will resign from the company effective June 20, 2014 to accept a senior leadership position with a technology firm based in Atlanta, Ga.  Rejji P. Hayes, the current vice president of finance and treasurer of ITC, has been named the company’s interim CFO.

Mr. Hayes is currently responsible for all treasury and cash management activities, financial planning and analysis, management reporting, and risk management and insurance functions of the company and will provide continued financial leadership. Terry S. Harvill, Ph.D. who is vice president of ITC Grid Development, will continue to oversee the company’s grid development activities.  During this time of transition, both Mr. Hayes and Mr. Harvill will report to Joseph Welch, chairman, president and CEO of ITC.

Mr. Welch commented, “On behalf of the Board of Directors and the entire company, I want to thank Cameron for his outstanding work and leadership in continuing the growth and success of ITC. I wish Cameron continued success in his future endeavors, and wish him and his family well as they return home to Atlanta.  We have a strong leadership team in place at ITC and we will continue to implement our strategic plan.”

Mr. Bready added, “I have truly enjoyed my time and experience at ITC as we have built the leading independent transmission company in the industry today. It has been a privilege to serve as ITC’s CFO and I appreciate the company’s understanding and respect for my desire to pursue a new career opportunity. I look forward to seeing the company continuing to build on its successful track record of executing on its plans and expanding the business and remain very confident in its future prospects.”

About ITC Holdings Corp.

ITC Holdings Corp. (NYSE: ITC) is the nation’s largest independent electric transmission company. Based in Novi, Michigan, ITC invests in the electric transmission grid to improve reliability, expand access to markets, lower the overall cost of delivered energy and allow new generating resources to interconnect to its transmission systems. ITC’s regulated operating subsidiaries include ITCTransmission, Michigan Electric Transmission Company, ITC Midwest and ITC Great Plains. Through these subsidiaries, ITC owns and operates high-voltage transmission facilities in Michigan, Iowa, Minnesota, Illinois, Missouri, Kansas and Oklahoma, serving a combined peak load exceeding 26,000 megawatts along 15,000 circuit miles of transmission line. Through ITC Grid Development and its subsidiaries, the company also focuses on expansion in areas where significant transmission system improvements are needed. For more information, please visit ITC’s website at www.itc-holdings.com. (ITC-itc-F)

Safe Harbor Statement

This press release contains certain statements that describe our management’s beliefs concerning future business conditions, plans and prospects, growth opportunities and the outlook for our business and the electricity transmission industry based upon information currently available. Such statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Wherever possible, we have identified these forward-looking statements by words such as “will,” “may,” “anticipates,” “believes,” “intends,” “estimates,” “expects,” “projects” and similar phrases. These forward-looking statements are based upon assumptions our management believes are reasonable.  Such forward looking statements are subject to risks and uncertainties which could cause our actual results, performance and achievements to differ materially from those expressed in, or implied by, these statements, including, among others, the risks and uncertainties disclosed in our Form 10-K filed with the Securities and Exchange Commission.

Because our forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond our control or are subject to change, actual results could be materially different and any or all of our forward-looking statements may turn out to be wrong.  Forward-looking statements speak only as of the date made and can be affected by assumptions we might make or by known or unknown risks and uncertainties. Many factors mentioned in our discussion in this release and in our annual and quarterly reports will be important in determining future results. Consequently, we cannot assure you that our expectations or forecasts expressed in such forward-looking statements will be achieved. Except as required by law, we undertake no obligation to publicly update any of our forward-looking or other statements, whether as a result of new information, future events, or otherwise.

Investor/Analyst contact: Gretchen Holloway, 248-946-3595; gholloway@itctransco.com

Media contact: Robert Doetsch, 248-946-3493; rdoetsch@itctransco.com